Registration No. 333-22335
    As filed with the Securities and Exchange Commission on November 25, 2002
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            _______________________
                            POST-EFFECTIVE AMENDMENT
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                          COOPERATIVE BANKSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                 NORTH CAROLINA
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         (State or Other Jurisdiction of Incorporation or Organization)

                                   56-1886527
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                     (I.R.S. Employer Identification Number)

                                201 MARKET STREET
                        WILMINGTON, NORTH CAROLINA 28401
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                    (Address of Principal Executive Offices)

   COOPERATIVE BANK FOR SAVINGS, INC., SSB 401(K) SUPPLEMENTAL RETIREMENT PLAN
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                            (Full Title of the Plan)

                FREDERICK WILLETTS, III, CHIEF EXECUTIVE OFFICER
                          COOPERATIVE BANKSHARES, INC.
                                201 MARKET STREET
                        WILMINGTON, NORTH CAROLINA 28401
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                     (Name and Address of Agent For Service)

                                 (910) 343-0181
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          (Telephone Number, Including Area Code, of Agent For Service)

                                   COPIES TO:
                           JOAN S. GUILFOYLE, ESQUIRE
                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                         1220 19TH STREET NW, SUITE 600
                              WASHINGTON, DC 20036

     This Post-Effective Amendment to a Registration Statement on Form S-8 (333-22335) which was originally filed on February 25, 1997 to register 16,500 shares of the common stock $1.00 par value of Cooperative Bankshares, Inc. (the "Company") in connection with the Cooperative Bank for Savings, Inc., SSB Employee Stock Ownership-401(k) Savings Plan (the "Plan") in order to reflect that the Plan has been amended and restated in its entirety to read as the Cooperative Bank for Savings, Inc., SSB 401(k) Supplemental Retirement Plan (the "Restated Plan"). A copy of the Restated Plan is filed as Exhibit 99 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 25, 2002 (333-101442) and is incorporated herein by reference.

ITEM 8.  EXHIBITS
-------

     The exhibits scheduled to be filed or included as part of this Registration Statement are as follows:

EXHIBIT                 DESCRIPTION
-------                 -----------

23.1                Consent of KPMG LLP

23.2                Consent of Pricewaterhouse Coopers LLP

99 Cooperative Bank for Savings, Inc. SSB 401(k) Supplemental Retirement Plan, as amended. (Incorporated by reference to Exhibit 99 of the Company's Registration Statement on Form S-8 (333-101442) filed with the Commission on November 25, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Wilmington, State of North Carolina, on November 20, 2002.

                                       COOPERATIVE BANKSHARES, INC.



                                       By: /s/ Frederick Willetts, III
                                           ------------------------------------
                                           Frederick Willetts, III
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)


                                POWER OF ATTORNEY

     We, the undersigned Directors of Cooperative Bankshares, Inc., hereby severally constitute and appoint Frederick Willetts, who may act, with full power of substitution, our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said Frederick Willetts, who may act, may deem necessary or advisable to enable Cooperative Bankshares, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration of Cooperative Bankshares, Inc. common stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below, the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said Frederick Willetts, III shall do or cause to be done by virtue thereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                     TITLE                     DATE
             ---------                     -----                     ----

By: /s/ Frederick Willetts, III     Chairman, President    November 20, 2002
    -----------------------------   and Chief Executive
    Frederick Willetts, III         Officer
    Principal Executive Officer




By: /s/ Todd Sammons                Senior Vice President  November 20, 2002
    -----------------------------   and Chief Financial
    Todd Sammons                    Officer
    Principal Financial and
    Accounting Officer




By: /s/ James D. Hundley, M.D.      Director               November 20, 2002
    -----------------------------
    James D. Hundley, M.D.



By: /s/ O. Richard Wright, Jr.      Director               November 20, 2002
    -----------------------------
    O. Richard Wright, Jr.

             SIGNATURE                TITLE                     DATE
             ---------                -----                      ----



By: /s/ Paul G. Bunton              Director               November 20, 2002
    -----------------------------
    Paul G. Burton




By: /s/ H. Thompson King, III       Director               November 20, 2002
    -----------------------------
    H. Thompson King, III




By: /s/ F. Peter Fensel, Jr.        Director               November 20, 2002
    -----------------------------
    F. Peter Fensel, Jr.




By: /s/ R. Allen Rippy              Director               November 20, 2002
    -----------------------------
    R. Allen Rippy




By: /s/ Russell M. Carter           Director               November 20, 2002
    -----------------------------
    Russell M. Carter

                                INDEX TO EXHIBITS


EXHIBIT                 DESCRIPTION
-------                 -----------

23.1                Consent of KPMG LLP

23.2                Consent of Pricewaterhouse Coopers LLP

99 Cooperative Bank for Savings, Inc. SSB 401(k) Supplemental Retirement Plan, as amended. (Incorporated by reference to Exhibit 99 of the Company's Registration Statement on Form S-8 (333-101442) filed with the Commission on November 25, 2002.